UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2006
S1 CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-24931 (Commission File No.)	58-2395199 (IRS Employer Identification No.)
3500 Lenox Road, Suite 200, Atlanta, GA 30326
(Address of Principal Executive Offices, including Zip Code)
(404) 923-3500
(Registrant’s Telephone Number, including Area Code)

(Former Name, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01	Other Matters
     On March 28, 2006, S1 Corporation (the “Company”) issued a press release regarding resolution of pending litigation with Tradecard, Inc. relating to a claim of infringement of U.S. Patent 6,151,588 filed in the U.S. District Court for the Southern District of New York. The action was filed March 2003 against S1 Corporation, Bank of America Corporation and Bank of America National Association. A copy of the press release dated March 28, 2006 regarding the resolution is attached hereto as exhibit 99.1

Item 9.01	Financial Statements and Exhibits
(d)       Exhibits

Exhibit No.	Description
99.1	Press release dated March 28, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)
/s/ Richard P. Dobb
Richard P. Dobb
Vice President, General Counsel and Secretary

Date: March 28, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company dated March 28, 2006.